Subsequent Events	6 Months Ended
Sep. 30, 2026
Subsequent Events [Abstract]
Subsequent Events
16 - Subsequent Events
In October 2026, the Company entered into non-cancellable purchase commitments with a third-party supplier for semiconductor product amounting to $672.0 million to be purchased through 2027. The purchase quantities and pricing remain subject to potential adjustments by the supplier. At the same time, the Company received a non-cancellable related party customer contract commitment where the Company’s performance obligation is to arrange for these products to be provided by the third-party supplier to the customer. The Company acts as a reseller agent in connection with these sales.
In November 2026, the Company entered into a Customer Advance Payment Agreement with a semiconductor provider to reserve manufacturing capacity from 2027 through 2029. The agreement provides for purchases against the reserved capacity and requires the Company to meet minimum purchase volumes, with shortfall payments payable if those thresholds are not met. Pricing for products purchased under the agreement is determined through quarterly negotiations with the supplier. In exchange for committed capacity, the Company expects to pay $200.0 million of advance payments during the first half of calendar year 2027. The Company expects to recover a portion of the advances through credits against future invoices based on utilization of reserved manufacturing capacity. Amounts not earned back may be retained by the supplier.